ACCESS ONE PTY LTD     A.C.N. 070 546 977

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 30 JUNE 1997


                                                                  YEAR ENDED         11 MONTH PERIOD ENDED
                                                                 30 JUNE 1996             30 JUNE 1996
                                                                      $                        $






OPERATING REVENUE                                           2     21,257,387               7,416,356




                                                                  ==========              ==========


OPERATING LOSS                                              2    (10,961,163)             (3,899,233)




                                                                  ==========              ==========

INCOME TAX ATTRIBUTABLE TO OPERATING LOSS                   3              -                       -


                                                                  ==========              ==========



OPERATING LOSS AFTER INCOME TAX                                  (10,961,163)             (3,899,233)






(ACCUMULATED LOSSES) AT BEGINNING OF THE FINANCIAL YEAR           (3,899,233)                      -





                                                                  ==========               =========
(ACCUMULATED LOSSES) AT THE END OF THE FINANCIAL YEAR            (14,860,396)
 (3,899,233)



        The accompanying notes form part of these financial statements

ACCESS ONE PTY LTD     A.C.N. 070 546 977

BALANCE SHEET
AS AT 30 JUNE 1997



                                                          NOTE   30 JUNE 1997             30 JUNE 1996

                                                                       $                        $









Cash                                                                 252,259                  20,787



Receivables                                                 4      2,538,334               2,656,295



Inventories                                                 5        116,856                 332,052



Other                                                       6        141,658                 143,014
                                                                 -----------              ----------











TOTAL CURRENT ASSETS

                                           3,049,107               3,152,148
                                                                 -----------              ----------






NON-CURRENT ASSETS






Plant and equipment                                         7      2,079,599               1,804,826



Intangibles                                                 8      2,166,899               2,422,199



Other                                                       9              -                 530,134






                                                                 -----------              ----------






TOTAL NON-CURRENT ASSETS
                                      4,246,498               4,757,159






                                                                 -----------              ----------









TOTAL ASSETS                                                       7,295,605               7,909,307
                                                                 -----------              ----------







CURRENT LIABILITIES






Accounts payable                                           10      5,694,263               3,139,817



Borrowings                                                 11     16,041,615               8,220,323



Provisions                                                 12        258,726                 225,513
                                                                 -----------              ----------













TOTAL CURRENT LIABILITIES
                                    21,994,604              11,585,653
                                                                 -----------              ----------












NON-CURRENT LIABILITIES






Borrowings                                                 13         52,568
         104,890

Provisions                                                 14        108,827                 117,995
                                                                 -----------              ----------












TOTAL NON-CURRENT LIABILITIES
                                  161,395                 222,885







TOTAL LIABILITIES

                                                22,155,999
            11,808,538





                                                                 -----------              ----------









NET ASSETS                                                       (14,860,394)             (3,899,231)
                                                                 ===========              ==========








SHAREHOLDERS' EQUITY






Share capital                                              16              2
                2

Accumulated losses                                               (14,860,396)             (3,899,233)






                                                                 -----------              ----------






TOTAL SHAREHOLDERS' EQUITY
                                 (14,860,394)             (3,899,231)
                                                                 ===========              ==========


        The accompanying notes form part of these financial statements

ACCESS ONE PTY LTD     A.C.N. 070 546 977

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED 30 JUNE 1997



                                                          NOTE   30 JUNE 1997             30 JUNE 1996

                                                                       $                        $









CASH FLOWS FROM OPERATING ACTIVITIES



Receipts from customers
                                           21,526,468               4,647,079

Interest received - other parties
                                          -                   1,638



Other receipts                                                             -
                   5,615

Interest and other costs of finance paid - related
entities
                                                          (1,520,649)
               (440,923)

Interest and other costs of finance paid - other parties

 (8,623)                (42,348)



Management fees paid                                              (1,373,245)             (1,516,091)


Payments to suppliers and employees
           (25,411,363)             (6,702,430)
                                                                 -----------              ----------






NET CASH FLOW FROM OPERATING ACTIVITIES
                    15     (6,787,412)
             (4,047,460)




                                                                 ===========              ==========


CASH FLOWS FROM INVESTING ACTIVITIES




Acquisition of plant and equipment
                                  (771,549)             (1,164,534)

Proceeds from sale of plant and equipment
                             18,500                  15,500

Cash paid for purchase of Access One business
                              -              (2,551,769)




                                                                 -----------              ----------







NET CASH FLOW FROM INVESTING ACTIVITIES
                             (753,049)
             (3,700,803)






                                                                 ===========              ==========


CASH FLOWS FROM FINANCING ACTIVITIES




Cash proceeds from issue of shares - shares issued on incorporation

                                                  -                       2

Borrowings from related entities
                                   6,165,979               7,975,590

Borrowings from ultimate controlling entity
                       1,661,166                 198,433

Finance Lease Principal
                                               (6,091)                (22,460)

Hire Purchase Principal
                                             (52,084)               (374,352)





                                                                 -----------              ----------






NET CASH FLOW FROM FINANCING ACTIVITIES
                           7,768,970
               7,777,213




                                                                 ===========              ==========


NET INCREASE/(DECREASE) IN CASH HELD
                                228,509                  28,950

Add opening cash brought forward
                                      28,950                       -




                                                                 -----------              ----------







CLOSING CASH CARRIED FORWARD
                              15        257,459                  28,950

                                                                 ===========              ==========

        The accompanying notes form part of these financial statements

ACCESS ONE PTY LTD     A.C.N. 070 546 977
NOTES TO AND FORMING PART OF THE ACCOUNTS AS AT 30 JUNE 1997

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with the historical cost convention. Cost in relation to assets represents the cash amount paid or the fair value of the asset given in exchange. These general purpose financial statements have been made out in accordance with the requirements of the Corporations Law and applicable accounting standards and in accordance with other mandatory professional reporting requirements.

The accounting policies adopted were applied consistently throughout the financial year.

CASH
For the purposes of the Statement of Cash Flows, cash includes cash on hand and in banks, and money market, investments readily convertible to cash within two working days net of outstanding bank overdrafts.

INCOME TAX
Tax effect accounting is applied using the liability method whereby income tax is regarded as an expense, and is calculated on the accounting profit after allowing for permanent differences. To the extent timing differences occur between the time items are recognised in the accounts and when items are taken into account in determining taxable income, the net related taxation benefit or liability, calculated at current rates, is disclosed as a future income tax benefit or a provision for deferred income tax. The net future income tax benefit relating to tax losses and timing differences is not carried forward as an asset unless the benefit is virtually certain of being realised.

PLANT AND EQUIPMENT
Plant and equipment are carried at cost. Any gain or loss on the disposal of assets is determined as the difference between the carrying value of the asset at the time of disposal and the proceeds from disposal, and is included in the results of the company in the year of disposal.

Depreciation is provided on a straight line basis on all plant and equipment, at rates calculated to allocate the cost of valuation less estimated residual value at the end of the useful lives of the assets against revenue over those estimated useful lives.


Major depreciation periods are:   Plant and equipment   -   3 to 5 years.

RECOVERABLE AMOUNT
Non-current assets are not revalued at an amount above their recoverable amount and, where carrying values exceed this recoverable amount, assets are written down. In determining this recoverable amount, the expected net cash flows have not been discounted to their present value using a market determined risk adjusted discount rate.

RESEARCH AND DEVELOPMENT
Research and development costs are charged as incurred, except where future benefits are expected, beyond any reasonable doubt, to exceed those costs. Where research and development costs are deferred, they are amortised over future periods on a basis related to expected future benefits.

ACCESS ONE PTY LTD     A.C.N. 070 546 977
NOTES TO AND FORMING PART OF THE ACCOUNTS AS AT 30 JUNE 1997

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTD.)

INVENTORIES
Inventories are valued at the lower of cost and net realisable value.

Costs
incurred in bringing each product to its present location and condition are accounted for as follows:

     Acquisition costs are calculated on a first-in first-out basis.

LEASES
Finance leases, which effectively transfer to the economic entity substantially all of the risks and benefits incidental to ownership of the leased item, are capitalised at the present value of the minimum lease payments, disclosed as leased plant and equipment, and amortised over the period the economic entity is expected to benefit from the use of the leased assets.

Operating lease payments, where the lessor effectively retains substantially all of the risks and benefits of ownership of the leased items, are included in the determination of the operating profit in equal instalments over the lease term.

The cost of improvements to or on leasehold property is capitalised and disclosed as leasehold improvements.

EMPLOYEE ENTITLEMENTS
Provision is made for employee entitlement benefits accumulated as a result of employees rendering services up to the reporting date. These benefits include wages and salaries, annual leave and a long service leave. Liabilities arising in respect of wages and salaries, annual leave and any other entitlements expected to be settled within twelve months of the reporting date are measured at their nominal amounts. All other employee entitlement liabilities are measured at the present value of the estimated future cash outflows to be made in respect of services provided by employees up to the reporting date. In determining the present value of future cash outflows, the interest rates attaching to government guaranteed securities which have terms to maturity approximating the terms of the related liability are used.

Employee entitlement expenses and revenues arising in respect of the following categories:

     - wages and salaries, non-monetary benefits, annual leave, long service leave, sick leave and other leave entitlements; and
     -    other types of employee entitlements

are charged against profits on a net basis in their respective categories.

The contributions made to superannuation funds are charged against profits when due.

GOODWILL
Goodwill represents the purchase consideration over the fair value of identifiable net assets acquired at the time of acquisition of a business or shares in a controlled entity. Goodwill is amortised by the straight line method over the period during which the benefits are expected to be received. This is taken as being 10 years.

ACCESS ONE PTY LTD     A.C.N. 070 546 977
NOTES TO AND FORMING PART OF THE ACCOUNTS AS AT 30 JUNE 1997

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTD.)

GOING CONCERN
The accounts have been prepared on a going concern basis which contemplates the continuity of the economic entity's business activities and the realisation of assets and the payment of liabilities in the normal course of business.

Access One Pty Ltd has experienced significant losses and negative cash flows in the current year and as at 30 June 1997, the current liabilities exceed current assets by $18,945,497.

The financial statements have been prepared on a going concern basis as the ultimate holding company, Solution 6 Holdings Limited, has indicated that it will provide support to the company to ensure it can pay its debts as and when they fall due.

The ability of Solution 6 Holdings Limited to provide continuing financial support to Access One Pty Ltd will be determined by those matters which have been disclosed in the financial statements of Solution 6 Holdings Limited at 30 June 1997 which are as follows:

The directors of Solution 6 Holdings Limited believe that the Solution 6 group will not incur operating losses for the 1998 financial year and will be able to meet its commitments as and when they fall due, and it is therefore appropriate to prepare the financial statements on a going concern basis.


o A $7 million financing facility was obtained on 1 July 1997 from Integral Business Finance Pty Limited. This facility is secured by trade receivables and the value of real property owned by the group. the term of this facility is nine months. The proceeds of this facility have been used to repay the bank borrowings that existed at 30 June 1997.

o A financing facility for at least $1 million has been offered by M.J. Capital Corporation on appropriate commercial terms.

o Opportunities to raise further debt and/or equity capital are being actively pursued by the Board.

o The sale of certain real property assets is currently being negotiated. These sales are expected to be finalised in the first half of the 1998 financial year and to realise at least the recorded amount.

o The sale of operations considered to be non-core is being contemplated by the Board.

o A review of all operating costs and infrastructure has been commenced with a view to reducing overall levels of expenditure.

o The operations of Access One Pty Ltd have been restructured and the directors anticipate that this will lead to a turnaround in that entity's operations and improved cash outflows during the coming financial year.

o    The business of CABS has recently been acquired and the directors anticipate that this will generate significant profitable revenue during the 1998 financial year.

ACCESS ONE PTY LTD     A.C.N. 070 546 977
NOTES TO AND FORMING PART OF THE ACCOUNTS AS AT 30 JUNE 1997

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTD.)

As noted in these amounts, the appropriateness of the going concern basis for the preparation of the accounts depends upon the successful outcome of some or all of the above initiatives which, as they relate to future events, must be viewed conservatively.



                                                            1997

        1996


                                                             $
             $







2.   OPERATING LOSS










Depreciation of plant and equipment                            482,008

        145,272

Amortisation of goodwill                                       255,300

        130,770

Bad and doubtful debts - trade debtors                         424,135

         39,755

Interest - related entities


                                 1,520,649

        440,923

Interest - other corporations                                    8,623

         42,348

Loss on sale of non-current assets                                   -

        27,247

Rentals - operating leases                                     471,100

       103,492

Provisions for employee entitlements - current                  33,213

        107,274

Provisions for employee entitlements - non-current              (9,168)

        39,755

Provision for diminution in inventory                          250,000

              -

Research and development costs                               2,063,555

        266,786

Foreign exchange (gain)                                              -

          165

Management fees - related entities                           1,373,245

      1,516,091

Profit on sale of non-current assets


                           (3,732)

       (17,704)

Interest - other corporations                                        -

         (1,638)







Included in the operating loss are the following items of operating revenue:












Sales revenue                                               21,238,887

      7,393,603

Interest - other corporations                                        -

          1,638

Proceeds from sale of non-current assets                        18,500

         15,500


Other                                                                -
          5,615





                                                            ----------     ----------



OPERATING REVENUE                                           21,257,387

      7,416,356



                                                            ==========     ==========

ACCESS ONE PTY LTD     A.C.N. 070 546 977

                                                            1997

        1996


                                                             $
             $







3.   INCOME TAX










The prima facie income tax using applicable tax rates differs from the income tax provided in the accounts as follows:










Prima facie tax on operating loss
                           (3,946,019)    (1,403,724)

Amortisation of goodwill
                                        91,908         47,077




Other non-deductible items                                      29,067              -



Tax effect of timing differences not tax effected:





-    Employee entitlements (non-current)                        (3,300)        42,478



-    Employee entitlements (current)                            11,957         81,185



-    Provision for doubtful debts                               28,830         36,000



-    Unearned maintenance                                      137,820         98,546


-    Deferred research and development written off/
     (capitalised)
                                 190,848       (190,848)



-    Provision for diminution in inventory                      28,687              -



-    Prepayments                                                   488              -



-   Other Employment provisions                                 88,920              -

Tax effect of tax losses not recognised


                     3,221,398        975,811

Tax effect of tax losses utilised by related entities
          119,396        313,475
                                                            ----------     ----------






Income Tax Attributable
                                              -              -




                                                            ==========     ==========

Income tax provided comprises:



Provision attributable to current year
                      (3,340,794)        (1,289,286)

Tax effect of tax losses utilised by related entities
          119,396        313,475

Tax effect of tax losses not recognised
                      3,221,398        975,811
                                                            ----------     ----------







                                                                     -              -





                                                            ==========     ==========

Future income tax benefit available to the company
arising from tax losses not brought to account at
balance date as realisation of the benefit is not
regarded as virtually certain.
                          4,344,978      1,123,579
                                                            ==========     ==========



                                       8

ACCESS ONE PTY LTD     A.C.N. 070 546 977

This future income tax benefit will only be obtained if:




(a) future assessable income is derived of a nature and of an amount sufficient to enable the benefit to be realised;
(b) the conditions of deductibility imposed by tax legislation continue to be complied with; and


(c) no changes in tax legislation adversely affect the economic entity in realising the benefit.






4.   RECEIVABLES (CURRENT)










                                                            1997

        1996


                                                             $
             $







Trade Debtors                                                2,458,943
      2,746,524


Provision for doubtful debts
                                  (180,085)      (100,000)




                                                            ----------     ----------



                                                             2,278,858      2,646,524



Money on deposit                                                 5,200          8,163



Other debtors                                                  254,276          1,608




                                                            ----------     ----------

TOTAL RECEIVABLES (CURRENT)
                                 2,538,334      2,656,295




                                                            ==========     ==========

Movement in provision for doubtful debts:




Balance at beginning of year
                                   100,000              -

Provision balance recognised on acquisition of
internet business
                                              -        100,000



Bad debts written off                                          (47,915)


             -

Bad and doubtful debts provided for during the year
            128,000              -




                                                            ----------     ----------

BALANCE AT END OF YEAR
                                         180,085        100,000




                                                            ==========     ==========





5.   INVENTORIES (CURRENT)










Finished goods at cost                                         336,528        472,039

Provision for diminution in value
                             (219,672)      (139,987)





Total inventories at lower of cost and net realisable       ----------     ----------
value
                                                     116,856        332,052
                                                            ==========     ==========




6.   OTHER CURRENT ASSETS










Prepayments                                                    141,658        143,014




                                                            ----------     ----------



                                                               141,658        143,014



                                                            ==========     ==========

ACCESS ONE PTY LTD     A.C.N. 070 546 977

                                                            1997

        1996


                                                             $
             $







7.   PLANT AND EQUIPMENT




Fixtures and fittings - at cost

                                175,558         40,235

Accumulated depreciation

                                       (28,841)             -








                                                            ----------     ----------
                                                               146,717         40,235




                                                            ==========     ==========


Plant and equipment at cost
                                  2,527,357      1,903,050

Accumulated depreciation

                                      (616,670)      (168,713)




                                                            ----------     ----------





                                                             1,910,687      1,734,337
                                                            ==========     ==========







Plant and equipment under lease:






At cost                                                         38,312         38,312

Accumulated amortisation

                                       (16,117)        (8,058)
                                                            ----------     ----------








        22,195         30,254




                                                            ==========     ==========

Total plant and equipment:






At cost                                                      2,741,227      1,981,597

Accumulated depreciation and amortisation

                     (661,628)      (176,771)
                                                            ----------     ----------








        2,079,599      1,804,826
                                                            ==========     ==========








8.   INTANGIBLES











Goodwill                                                     2,552,969      2,552,969

Provision for amortisation                                    (386,070)      (130,770)
                                                            ----------     ----------











                                                             2,166,899      2,422,199




                                                            ==========     ==========

9.   OTHER NON-CURRENT ASSETS









Deferred research and development

                                    -        530,134




                                                            ----------     ----------






                                                                     -        530,134




                                                            ==========     ==========

Movements in deferred research and development:



Balance at beginning of year

                                   530,134              -




Deferral                                                     1,533,421        769,920




Amortisation                                                (2,063,555)      (266,786)





                                                            ----------     ----------
BALANCE AT END OF YEAR


                                               -        530,134
                                                            ==========     ==========











ACCESS ONE PTY LTD     A.C.N. 070 546 977

                                                            1997

        1996


                                                             $
             $









10.  ACCOUNTS PAYABLE (CURRENT)





Trade creditors                                              4,399,908      2,171,201

Other creditors and accruals                                   911,523        694,878

Unearned maintenance income                                    382,832        273,738
                                                            ----------     ----------




   5,694,263      3,139,817


                                                            ==========     ==========

11.  BORROWINGS (CURRENT)





Related parties                                             14,141,569      7,975,590

Ultimate controlling entity                                  1,859,599        198,433

Hire purchase liability (note 18)                               35,986         38,923

Lease liability (note 17)                                        4,461          7,377
                                                            ----------     ----------





                                                            16,041,615      8,220,323
                                                            ==========     ==========










12.  PROVISIONS (CURRENT)





Employee entitlements                                          258,726        225,513




                                                            ----------     ----------
                                                               258,726        225,513




                                                            ==========     ==========

13.  BORROWINGS (NON-CURRENT)




Hire purchase liability (note 18)                               48,196         97,343

Lease Liability (note 17)                                        4,372          7,547




                                                            ----------     ----------
                                                                52,568        104,890



                                                            ==========     ==========



14.  PROVISIONS (NON-CURRENT)






Employee entitlements                                          108,827        117,995


                                                            ----------     ----------



                                                               108,827        117,995
                                                            ==========     ==========

ACCESS ONE PTY LTD     A.C.N. 070 546 977

                                                            1997

        1996


                                                             $
             $







15.  STATEMENT OF CASH FLOWS







(a)  Reconciliation of cash -


      Cash at bank and on hand                                 252,259         20,787




      Cash on deposit                                            5,200          8,163




                                                            ----------     ----------





CLOSING CASH BALANCE                                           257,459         28,950




                                                            ==========     ==========




(b) Reconciliation of the operating (loss) after tax to the net cash flow from operations -





      Operating (loss) after tax                           (10,961,163)    (3,899,233)



      Depreciation  :  Plant and equipment                     482,008        145,272





      Amortisation  :  Goodwill                                255,300        130,770




      Writedown of deferred research and development           530,134              -




      Proceeds from the sale of non-current assets             (18,500)       (15,500)




      Book value of non-current assets sold                     14,768         25,043





      Changes in assets and liabilities:




      Provision for doubtful debts                             128,000        100,000




      Provision for employee entitlements - current             33,213        107,274




      Provision for employee entitlements - non-current         (9,168)        39,755





      Provision for diminution in value of inventories         250,000              -


      Trade debtors                                            239,666     (2,528,362)




      Other debtors                                           (252,668)         1,621




      Inventories                                              (34,804)        (4,172)




      Inventory provision                                            -       (100,000)




      Prepayments                                                1,356       (106,881)




      Research and development                                       -       (503,844)




      Goodwill                                                       -         52,080




      Trade creditors                                        2,228,707      1,623,303




      Other creditors and accruals                             216,645        612,379




      Unearned maintenance                                     109,094        273,035





                                                            ----------     ----------

NET CASH FROM OPERATING ACTIVITIES

                          (6,787,412)    (4,047,460)


                                                            ==========     ==========

16.  SHARE CAPITAL











Authorised

1,000,000 ordinary shares of $1.00 each

                      1,000,000      1,000,000




                                                            ==========     ==========




Issued and paid up

2 ordinary shares of $1.00 each fully paid


                           2              2
                                                            ==========     ==========





ACCESS ONE PTY LTD     A.C.N. 070 546 977

                                                            1997

        1996


                                                             $
             $














17.  LEASING EXPENDITURE COMMITMENTS

(a)  FINANCE LEASE COMMITMENTS





PAYABLE  -




     Not later than 1 year                                       5,260          8,716




     Later than 1 year but not later than 2 years                4,574          3,959




     Later than 2 years and not later than 5 years                   -          4,575




                                                            ==========     ==========





     Minimum lease payments                                      9,834         17,250




     Less future finance charges                                (1,001)        (2,326)





                                                            ==========     ==========











     TOTAL LEASE LIABILITY                                       8,833         14,924




                                                            ==========     ==========









     Current Liability (Note 11)                                 4,461          7,377




     Non-current liability (Note 13)                             4,372          7,547




                                                            ==========     ==========









                                        8,833         14,924




                                                            ==========     ==========






(b)  OPERATING LEASE COMMITMENTS





 PAYABLE  -




     Not later than 1 year                                     148,963        113,320





     Later than 1 year but not later than 2 years               76,259        118,320


     Later than 2 years and not later than 5 years              21,887         51,520




                                                            ----------     ----------





                                                               247,109        283,160




                                                            ==========     ==========









18.  HIRE PURCHASE EXPENDITURE COMMITMENTS









     Payable:




     Not later than 1 year                                      42,818         52,447

     Later than 1 year but not later than 2 years

               38,442         52,447

     Later than 2 years and not later than 5 years

              12,882         68,305





                                                            ==========     ==========






     Minimum hire purchase payments

                             94,142        173,199

     Less future finance charges



                                (9,960)       (36,933)




                                                            ==========     ==========






     TOTAL HIRE PURCHASE LIABILITY

                              84,182        136,266




                                                            ==========     ==========






     Current Liability (Note 10)

                                36,986         38,923

     Non-Current Liability (Note 13)

                            48,196         97,343




                                                            ----------     ----------









                                        84,182        136,266
                                                            ==========     ==========





ACCESS ONE PTY LTD     A.C.N. 070 546 977

                                                            1997

        1996


                                                             $
             $











19.  FRANKING ACCOUNT




The amount of unappropriated profits and reserves that
could be distributed out of existing franking credits or
out of franking credits arising from the payment of
income tax in the forthcoming period                               NIL            NIL





                                                            ==========     ==========


20.  REMUNERATION OF DIRECTORS


Directors' remuneration:




Income paid, payable or otherwise made available by the
company and any related bodies corporate or entities
controlled by the ultimate controlling entity.               1,201,035        388,108


                                                            ==========     ==========





The number of directors of the company whose remuneration falls within the following bands:


          $              $            1997      1996


                0   -        999        -         2
           60,000   -     69,999        -         1
          110,000   -    119,999        1         -
          120,000   -    129,999        -         1
          180,000   -    189,999        1         -
          200,000   -    209,999        -         1
          260,000   -    269,999        1         -
          630,000   -    639,999        1         -



21.  SEGMENT INFORMATION

The company operates in the internet service industry and in the geographic segment of Australia.

22.  RELATED PARTY DISCLOSURES

(a)  The Directors of Access One Pty Ltd during the financial year were:


     B.M. Redden (appointed 24. 3.97)
     T.J. Ashman (resigned 4. 4.97)
     D.D. Stewart (resigned 21. 3.97)
     C.S. Tyler (appointed 24. 3.97)

ACCESS ONE PTY LTD     A.C.N. 070 546 977

22. RELATED PARTY DISCLOSURES (CONTD.)

(b) The following related party transactions occurred during the financial year:

     (i) Borrowings from Solution 6 Holdings Limited (ultimate controlling entity) during the year of $1,661,166 (1996 - $198,433).

            Borrowings from Solution 6 Pty Ltd (related entity) during the year of $6,146,900 (1996 - $7,951,609).

            Borrowings from ISIS International Limited (related entity) of $19,079 (1996 - $23,981).


            At 30 June 1997 the balance of outstanding loans were:

                                                 1997          1996

                                                   $             $



            Solution 6 Holdings Limited       1,859,599        198,433
            Solution 6 Pty Ltd               14,098,509      7,951,609
            ISIS International Limited           43,060         23,981

            The terms of these borrowings were:

            Solution 6 Holdings Limited - interest free loan payable at call; Solution 6 Pty Ltd - interest loan payable at call;
            ISIS International Limited - interest free trading account payable at call.

     (ii) During the year, management fees of $1,373,245 (1996 - $1,516,091) and interest of $1,520,649 (1996 - $440,923) were charged by Solution 6 Pty Ltd.

     (iii) Tax losses of $331,657 (1996 - $870,763) were transferred to the following related companies at Nil consideration:


                                                     1997           1997           1996           1996
                                                  Tax Losses     Tax Benefit    Tax Losses     Tax Benefit
                                                       $              $              $              $







            Solution 6 Pty Ltd                      131,109         47,199               -

            Solution 6 Holdings Limited                   -              -         758,759        273,153



            Direct Connect Teleservice Pty Ltd      200,548         72,197         112,184         40,387


                                                    -------        -------         -------        -------


                                                    331,657        119,396         870,943        313,540

                                                    =======        =======         =======        =======


(c)  Solution 6 Holdings Limited is the ultimate controlling entity.

ACCESS ONE PTY LTD     A.C.N. 070 546 977

23.  AUDITORS' REMUNERATION

Fees in relation to this company are borne by the chief entity as follows:



                                                     1997            1996
                                                       $               $







Auditing accounts                                   36,000          36,038

Other services  -                                        -




     -
                                                    ------          ------
                                                    36,000          36,038
                                                    ======          ======


24.  SUBSEQUENT EVENTS

On 1 July 1997, Solution 6 Holdings Limited, the ultimate controlling entity, executed a loan agreement with Integral Business Finance Pty Ltd to provide a facility to borrow $7 million. That facility is supported by a specific and floating charge over the assets of Access One Pty Ltd and other Solution 6 Holdings Limited group entities.

On 6 November 1997, the company concluded a settlement of its dispute with the vendor of the internet business over the royalty calculation method and the claims of related parties of the vendor for wrongful dismissal. An amount of $1,300,000 has been agreed to be paid in full and final settlement of any past or current disputes via 18 equal instalments over the next 18 months from 6 November 1997. Solution 6 Holdings Limited has issued promissory notes which fall due on the dates the instalments re to be paid to Labtam Pty Ltd in settlement of the amount owed.

On 9 November 1997. Solution 6 Holdings Limited, the ultimate holding company, entered into a conditional agreement for the sale of its internet business and its shares in Access One Pty Ltd.

25.  RECONCILIATION TO US GAAP

Australian GAAP varies in certain respects from generally accepted accounting principles in the United States (US GAAP). Application of US GAAP would have affected shareholders' equity as at 30 June 1997 and 1996 and net income (loss) for each of the year ended 30 June 1997 and the 11 months ended 30 June 1996 to the extent quantified below. A description of the material differences between Australian GAAP, as followed by Access One Pty Ltd (the Company), and US GAAP are as follows:




(a)  REVENUE RECOGNITION / DEFERRED REVENUE

The Company's revenues are derived primarily from quarterly and annual usage fees and hourly connect and monthly user charges for access to the Internet. Prior to 25 November 1997, the Company recognised revenue upon invoicing for annual contracts. Prior to 30 June 1996 the Company recognised revenue upon invoicing for quarterly contracts.

ACCESS ONE PTY LTD     A.C.N. 070 546 977

25.  RECONCILIATION TO US GAAP (CONTD.)

US GAAP requires that revenue for internet usage be recognised over the term
of the usage period.   Revenue recognition in accordance with US GAAP would
result in an increase in deferred revenue for the year ended 30 June 1997 and eleven months ended 30 June 1996 of $137,626 and $728,794, respectively.

(b)  PRODUCT DEVELOPMENT COSTS

The Company capitalised product development costs with an expected recoverable value equal to or greater than costs during the year ended 30 June 1996. The recoverability of the deferred costs was reassessed during the year ended
30 June 1997. The recoverable value of the costs at 30 June 1997 was assessed to be zero.

US GAAP requires that all research and development costs be expensed when incurred except in very limited circumstances. The deferred research and development costs in Note 9 consist principally of salaries and certain other expenses directly related to development and modification of software product capitalised in accordance with the provisions of US Statement of Financial Accounting Standards (SFAS) No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed". Capitalisation begins when technological feasibility has been established and ends when the product is available for license to customers. Capitalised costs are amortised on a straight line basis over the estimated product life, or on the ratio of current revenues to total project revenues, whichever is greater.

The product development costs capitalised for Australian generally accepted accounting principles did not meet the requirements of SFAS 86. This difference from US GAAP is include in the reconciliation of net income
(loss) and shareholder's equity below.

(c)  CASH

The definition of cash included in Note 1 Summary of Significant Accounting Policy, describes cash as "cash on hand and in banks, and money market investments readily convertible to cash within 2 working days net of outstanding bank overdrafts" for the purposes of the Statement of Cash Flows. The inclusion of overdrafts in the definition of cash is not consistent with US GAAP, however as the company did not have an overdraft, no adjustment is required in the reconciliation to US GAAP.

ACCESS ONE PTY LTD     A.C.N. 070 546 977

RECONCILIATION OF NET INCOME (LOSS) AND SHAREHOLDERS' EQUITY TO US GAAP

The following is a reconciliation of the significant adjustments necessary to reconcile net income (loss) and shareholders' equity in accordance with US GAAP to the amounts determined under Australian GAAP for the year ended 30 June 1997 and the 11 months ended 30 June 1996.


                                                        Year ended 30 June
                                                  ------------------------------
                                                      1997               1996
                                                  ------------       -----------

Net loss as reported in the profit and loss
   statements according to Australian GAAP        $(10,961,163)       $(3,899,233)
Adjustments to accord with US GAAP:
     Deferred Revenue (a)                             (137,626)          (728,794)

     Product Development Costs (b)                     530,134           (530,134)
                                                   -----------         ----------
Net loss according to US GAAP                     $(10,568,655)       $(5,158,161)

                                                   -----------         ----------

                                                              At 30 June
                                                  ------------------------------
                                                      1997               1996
                                                  ------------       -----------

Shareholder's equity as reported in the profit
   and loss statements according to Australian
   GAAP                                           ($14,860,396)       ($3,899,233)
Cumulative adjustments required to accord with
   US GAAP
      Deferred Revenue (a)                            (866,420)          (728,794)
      Product Development Costs (b)                          0           (530,134)
                                                  ------------        -----------
Shareholder's equity  according to US GAAP        $(15,726,816)       $(5,158,161)
                                                   -----------         ----------

26.  RESTATEMENT OF 1996 FINANCIAL STATEMENTS

The financial statements of Access One Pty Ltd dated 11 February 1997 were qualified for the 11 months ended 30 June 1996.

The qualification was in respect of the company not amortising goodwill on the acquisition of the Access One business. Based on a cost of $2,522,969 and an estimated useful life of 10 years, the amortisation charged for the 11 months ended 30 June 1996 should have been $130,770.

The amount of $130,770 was subsequently expensed as amortisation of goodwill in the financial statements for the year ended 30 June 1997, dated 14 November 1997.

The results of Access One Pty Ltd have been restated in this report to recognise the amortisation of goodwill of $130,770 for the 11 months ended 30 June 1996.

ACCESS ONE PTY LTD     A.C.N. 070 546 977

26.  RESTATEMENT OF 1996 FINANCIAL STATEMENTS (CONTD.)

The impact of this restatement is as follows:

a) increase the loss for the 11 months ended 30 June 1996 by $130,770 to $3,899,233;

b) decrease the loss for the year ended 30 June 1997 by $130,770 to $10,961,163;

c) decrease the amount recorded for goodwill in Note 8 by $130,770 to $2,422,199 as at 30 June 1996.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS OF ACCESS ONE PTY LIMITED

We have audited the accompanying balance sheet of Access One Pty Limited as of June 30, 1996 and June 30, 1997, and the related statements of profit and loss and cash flows for the year ended June 30, 1997 and the 11 months ended 30 June 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Access One Pty Limited at June 30, 1996 and 1997 and the results of their operations and their cash flows for the 11 months ended June 30, 1996 and the year ended 1997 in conformity with Australian Accounting Standards.

Accounting principles generally accepted in Australia vary in certain significant respects from accounting principles generally accepted in the United States. The application of the generally accepted accounting principles in the United States would have affected the determination of consolidated operating loss for the 11 months ended June 30, 1996 and the year ended 1997 and the determination of the shareholders' equity at June 30, 1996 and 1997 to the extent summarised in Note 25 to the financial statements.

The accompanying financial statements have been prepared assuming that Access One Pty Limited will continue as a going concern. As more fully described in
Note 1, Access One has incurred recurring operating losses and has a working capital deficiency. These conditions raise substantial doubt about the company's ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result form the outcome of this uncertainty


ERNST & YOUNG
Chartered Accountants

Sydney, Australia
November 21, 1997, except for Notes 25 and 26 for which the date is June 5, 1998.